As filed with the Securities and Exchange Commission on June 19, 1997

                                                      Registration No. 033-56661
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                              CLEVELAND-CLIFFS INC
             (Exact Name of Registrant as Specified in Its Charter)

              OHIO                                34-1464672
  (State or Other Jurisdiction              (I.R.S. Employer Identification No.)
of Incorporation or Organization)

                          18th Floor, Diamond Building
                1100 Superior Avenue, Cleveland, Ohio 44114-2589
           (Address of Principal Executive Offices Including Zip Code)

                    NORTHSHORE MINING COMPANY AND SILVER BAY
                      POWER COMPANY RETIREMENT SAVINGS PLAN
                            (Full Title of the Plan)

                              John E. Lenhard, Esq.
                     Secretary and Assistant General Counsel
                              Cleveland-Cliffs Inc
                          18th Floor, Diamond Building
                              1100 Superior Avenue
                           Cleveland, Ohio 44114-2589
                     (Name and Address of Agent For Service)
                                 (216) 694-5700
          (Telephone Number, Including Area Code, of Agent For Service)


================================================================================

         This Post-Effective Amendment No. 1 is being filed to add new Exhibits 4(f) and 23 to the Registration Statement.

         This Post-Effective Amendment shall become effective upon filing with the Securities and Exchange Commission pursuant to Rule 464 under the Securities Act of 1933.

================================================================================


                         Exhibit Index Appears on Page 5


                              Page 1 of 5 Pages

                                     Part II


         Part II of the Registration Statement is hereby amended by adding new Exhibits 4(f) and 23:


Item 8.  Exhibits
         --------

         4(f) First Amendment, dated as of June 1, 1997, to the Northshore Mining Company and Silver Bay Power Company Retirement Savings Plan, dated October 3, 1994.

         23       Consent of Independent Auditors.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Cleveland-Cliffs Inc certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on June 19, 1997.

                              CLEVELAND-CLIFFS INC



                        By:   /s/  John S. Brinzo
                              -------------------------------------
                              John S. Brinzo, Executive Vice President - Finance

                               Page 2 of 5 Pages

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                 Signature                                      Title                           Date
                 ---------                                      -----                           ----

        *                                    Chairman, President and Chief                 June 19, 1997
------------------------------------------   Executive Officer and Director
M. T. Moore                                  (Principal Executive Officer)

        *                                    Executive Vice President-Finance              June 19, 1997
------------------------------------------   (Principal Financial Officer)
J. S. Brinzo

        *                                    Vice President and Controller                 June 19, 1997
------------------------------------------   (Principal Accounting Officer)
R. Emmet

                                             Director                                      June 19, 1997
------------------------------------------
R. C. Cambre

        *                                    Director                                      June 19, 1997
------------------------------------------
R. S. Colman

        *                                    Director                                      June 19, 1997
------------------------------------------
J. D. Ireland, III

        *                                    Director                                      June 19, 1997
------------------------------------------
G. F. Joklik

        *                                    Director                                      June 19, 1997
------------------------------------------
L. L. Kanuk
                                             Director                                      June 19, 1997
------------------------------------------
F. R. McAllister
                                             Director                                      June 19, 1997
------------------------------------------
J. C. Morley

        *                                    Director                                      June 19, 1997
------------------------------------------
S. B. Oresman
        *                                    Director                                      June 19, 1997
------------------------------------------
A. Schwartz
        *                                    Director                                      June 19, 1997
------------------------------------------
A. W. Whitehouse


         * John E. Lenhard, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 on behalf of the above indicated officers and directors thereof (constituting a majority of the directors) pursuant to a power of attorney previously filed with the Securities and Exchange Commission as Exhibit 24 to the Registration Statement.


June 19, 1997                By:   /s/  John E. Lenhard
                                  ---------------------
                                  John E. Lenhard, Attorney-in-Fact

                               Page 3 of 5 Pages

         THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Post- Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cleveland, State of Ohio, on this 19th day of June, 1997.


                                     NORTHSHORE MINING COMPANY AND
                                     SILVER BAY POWER COMPANY
                                     RETIREMENT SAVINGS PLAN
                                     By: Savings Plan Committee,
                                         Plan Administrator



                                     By: /s/  Louis B. Mineweaser
                                         -----------------------------------
                                          Louis B. Mineweaser, Committee Member


                               Page 4 of 5 Pages

                                  EXHIBIT INDEX
                                  -------------

         4(f) First Amendment, dated as of June 1, 1997, to the Northshore Mining Company and Silver Bay Power Company Retirement Savings Plan, dated October 3, 1994.

         23       Consent of Independent Auditors.


                               Page 5 of 5 Pages